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                                                                    Exhibit 23.1



                         [INDEPENDENT AUDITORS' CONSENT]

We consent to the incorporation by reference in this Registration Statement of World Wrestling Entertainment, Inc. (f.k.a. World Wrestling Federation Entertainment, Inc.) on Form S-8 of our report dated June 20, 2001, appearing in the Annual Report on Form 10-K of World Wrestling Entertainment, Inc. for the year ended April 30, 2001.

/s/ Deloitte & Touche LLP

Stamford, Connecticut
July 11, 2002